Exhibit 99(c)






                         SEARS, ROEBUCK AND CO.
                                Servicer

                            SEARS RECEIVABLES
                          FINANCING GROUP, INC.
                                 Seller

                                   and

                        BANK OF AMERICA ILLINOIS
                                 Trustee

                   on behalf of the Certificateholders




                     SUPPLEMENTAL SERIES SUPPLEMENT
                       Dated as of March 31, 1995

                                amending

                            SERIES SUPPLEMENT
                      Dated as of November 18, 1992

                                   to

                     POOLING AND SERVICING AGREEMENT
                      Dated as of November 18, 1992


                 ______________________________________


                   SEARS CREDIT ACCOUNT MASTER TRUST I

                 SERIES 1992-1 MASTER TRUST CERTIFICATES






                                RECITALS

            WHEREAS, the parties hereto entered into that certain Series Supplement, dated as of November 18, 1992 (the "Agreement"), to Pooling and Servicing Agreement, dated as of November 18, 1992 (the "Pooling and Servicing Agreement"), in each case by and among Sears, Roebuck and Co., a New York corporation, as Servicer ("Sears"), Sears Receivables Financing Group, Inc., as Seller ("SRFG") and Bank of America Illinois, an Illinois banking association, as Trustee (the "Trustee");

            WHEREAS, the parties desire to effect certain amendments to the Agreement pursuant to Section 13.01 of the Pooling and Servicing Agreement.

                                AGREEMENT

            NOW, THEREFORE, THIS SUPPLEMENTAL AGREEMENT WITNESSETH that, for and in consideration of the above premises, Sears and SRFG agree with the Trustee as follows:

      Definitions - In General

            Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement and the Pooling and Servicing Agreement.


      Definition - Amended

            The following definition is amended and restated in its entirety to read as follows:

            "Investor Percentage" for any Distribution Date shall mean:

            (a) when used with respect to Principal Receivables and Finance Charge Receivables on Distribution Dates related to Due Periods in the Revolving Period and the Amortization Period, the percentage equivalent of a fraction the numerator of which is the Priority Interest of the Series established hereby and the denominator of which is the amount of the Principal Receivables at the beginning of the related Due Period;

            (b) when used with respect to Receivables in Charged-Off Accounts on Distribution Dates related to Due Periods in the Revolving Period and the Controlled Amortization Period and Finance Charge Receivables on Distribution Dates related to Due Periods in the Controlled Amortization Period, the percentage equivalent of a fraction the numerator of which is the Investor Interest of the Series established hereby and the denominator of which is the amount of the Principal Receivables at the beginning of the related Due Period;

            (c) when used with respect to Receivables in Charged-Off Accounts on Distribution Dates related to Due Periods in the Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the positive difference, if any, between the Investor Interest of the Series established hereby and the amount of Deemed Principal Payments on such date, and the denominator of which is the amount of the Principal Receivables at the beginning of the related Due Period; and

            (d) when used with respect to Principal Receivables on Distribution Dates related to Due Periods in the Controlled Amortization Period, the percentage equivalent of a fraction the numerator of which is the Priority Interest of the Series established hereby and the denominator of which is the lesser of (i) the amount of the Principal Receivables at the beginning of the related Due Period, and (ii) the amount of the Principal Receivables on the first day of the Due Period related to the Distribution Date in December 1994.

      Miscellaneous

            Counterparts. This Supplemental Series Supplement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

            Governing Law. This Supplemental Series Supplement shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, SRFG, Sears and the Trustee have caused this Supplemental Agreement to be duly executed by their respective officers as of March 31, 1995.

                              SEARS RECEIVABLES FINANCING GROUP, INC.
                                as Seller



                              By:________________________________
                              Name:  Larry R. Raymond
                              Title: Vice President, Finance


                              SEARS, ROEBUCK AND CO.
                                as Servicer



                              By:________________________________
                              Name:  Alice M. Peterson
                              Title: Vice President and
                                      Treasurer


                              BANK OF AMERICA ILLINOIS
                                as Trustee



                              By:________________________________
                              Name:
                              Title: